UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2010

AIRGAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Rd., Radnor, PA. (Address of principal executive offices)		19087-5283 (Zip Code)

(610) 687-5253

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                Effective as of April 7, 2010, the Board of Directors of Airgas, Inc. (the “Company”) amended the first sentence of Article II, Section 1 of the Company’s By-Laws to read in its entirety as follows: “Each annual meeting of the stockholders for the election of Directors and for the transaction of such other business as may properly come before the meeting  shall be held on such date as the Board of Directors shall fix.”  This amendment eliminates a requirement that the annual meeting be held within five months of the end of the fiscal year of the Company.  The Company expects to hold its next annual meeting of stockholders on or before September 17, 2010.

                The foregoing description of the Company’s bylaws is not complete and is qualified in its entirety by reference to the text of the amended and restated bylaws of the Company attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Amended and Restated By-laws of Airgas, Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2010	AIRGAS, INC. (Registrant)

	BY:	/s/ Thomas M. Smyth
Thomas M. Smyth
Vice President & Controller
(Principal Accounting Officer)

Exhibit Index

(d) Exhibits.

Exhibit 3.1	Amended and Restated By-laws of Airgas, Inc.